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Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Rafi Amit,Chief Executive Officer of Camtek Ltd., and Moshe Amit, Chief Financial Officer and Executive Vice President of Camtek Ltd., each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report for Camtek Ltd. on Form 20-F for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, an that information contained in the Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Camtek Ltd.

Date: June 25, 2004

By:	/s/ RAFI AMIT Name: Rafi Amit Title: Chief Executive Officer
By:	/s/ MOSHE AMIT Name: Moshe Amit Title: Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Camtek Ltd. and will be retained by Camtek Ltd. and furnished to the Securities Exchange Commission or its staff upon request.

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  Exhibit 13.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002